UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2024

SHIFTPIXY, INC.
(Exact name of registrant as specified in its charter)

Wyoming	47-4211438
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

4101 NW 25th Street, Miami, FL	33142
(Address of principal executive offices)	(Zip Code)

(888) 798-9100

(Registrant's telephone number, including area code)

Commission File No. 001-37954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PIXY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2024, Shiftpixy, Inc. (the “Company”) terminated the employment of Douglas Beck as Chief Financial Officer (“CFO”) of the Company, and Amanda Murphy as the Company's Chief Operating Officer, effective on March 6, 2024.

On March 7, 2024 the Company signed an offer of employment letter with Patrice Launay, appointed to serve as the Company’s new CFO, beginning on March 7, 2024.

Mr. Launay, age 48, previously served as the Company’s CFO from January 2018 to July 2019. Prior to his service with the Company, from August 2019 to February 2024, Mr. Launay served as a financial consultant for mid-sized and large publicly traded companies assisting them with their reporting obligations, providing assistance with year and month end close, technical accounting, implementation of new accounting standards and designing and implementing effective internal controls. From October 2014 to December 2016, Mr. Launay served as an audit manager for BDO Australia in Sydney, Australia. From October 2011 to September 2014, he served as an audit senior with BDO USA LLP at its Orange County, California, where he led audit teams to complete year-end audits and quarterly reviews from planning to the issuance of reports for non-listed and listed companies under US GAAP. From September 2009 to September 2011, he served as the audit manager for the City Auditor’s Office of the City of Long Beach, California. From January 2007 to September 2009, Mr. Launay served as the financial controller for Groupe Roullier, a food and chemical nutrient production and processing company in France. From January 2000 to December 2006, Mr. Launay served as a senior auditor, for PricewaterhouseCoopers in France and at the Los Angeles office, where he performed year-end audits for public and non-public companies as well as not for profit organizations. Mr. Launay earned a master’s degree in Finance and Accounting from the Business School of Tours in France (“ESCEM”), and completed coursework in accounting and finance in Rutgers University’s MBA program as part of his ESCEM graduate studies. Mr. Launay is a California Certified Public Accountant (inactive), has held a Certified Fraud Examiner license (inactive) and holds a Series 65 securities license.

Pursuant to the terms of the offer letter, Mr. Launay will be paid $350,000 per year.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
10.1	Offer Letter to Mr. Launay

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIFTPIXY, INC.

Date: March 11, 2024	By:	/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer

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